                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  March 25, 2003

                            LONG BEACH SECURITIES CORP
           (as depositor, Long Beach Mortgage Company, as Master Servicer,
                Federal National Mortgage Association, Guarantor (with
       respect to the Class A-1 Certificates and the Class S-1 Certificates)
             and Deutsche Bank National Trust Company, as Trustee).

            LONG BEACH SECURITIES CORP ASSET BACKED CERT SERIES 2003-1
            (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-90550-04                          33-0917586
          (Commission File Number)        (I.R.S. Employer Identification No.)

               1100 Town and Country Road
               Orange, California                        92868
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (714) 541-5378

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     March 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of February 1,2003.

          Date:  Apr 01, 2003               By:  /s/ David Co
                                            David Co
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 2003.

	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates

	March 25, 2003 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				8
		4.	Credit Enhancement Report				11
		5.	Collateral Report				12
		6.	Delinquency Report				15
		7.	REO Report				18
		8.	Foreclosure Report				19
		9.	Prepayment Report				20
		10.	Prepayment Detail Report				23
		11.	Realized Loss Report				24
		12.	Realized Loss Detail Report				27
		13.	Triggers, Adj. Rate Cert. and Miscellaneous Report				28

			Total Number of Pages				28

		CONTACTS

			Administrator: Valerie M Delgado
			Direct Phone Number: (714)247-6273
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	Long Beach Mortgage					Cut-Off Date: February 1, 2003
	Certificate Insurer(s):						Closing Date: February 6, 2003
							First Payment Date: March 25, 2003
	Servicer(s):	Washington Mutual Master Servicer

							Distribution Date: March 25, 2003
	Underwriter(s):	Deutsche Banc Alex Brown Co-Lead Underwriter					Record Date: March 24, 2003
		Lehman Brothers Securities Corporation					February 28, 2003

					Page 1 of 28					© COPYRIGHT 2003 Deutsche Bank
	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates
	REMIC III Series 2003-1
	Certificate Payment Report for March 25, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	FLT	1,044,000,000.00		1,044,000,000.00	2,017,240.00	3,497,135.13	5,514,375.13	-	-	1,040,502,864.87
A-2	FLT	644,000,000.00		644,000,000.00	1,462,953.33	5,197,018.72	6,659,972.05	-	-	638,802,981.28
S-1	IO	240,000,000.00		240,000,000.00	850,000.00	-	850,000.00	-	-	240,000,000.00
S-2	IO	160,000,000.00		160,000,000.00	566,666.67	-	566,666.67	-	-	160,000,000.00
M-1	MEZ	52,000,000.00		52,000,000.00	153,428.89	-	153,428.89	-	-	52,000,000.00
M-2	MEZ	101,000,000.00		101,000,000.00	447,009.17	-	447,009.17	-	-	101,000,000.00
M-3	MEZ	80,000,000.00		80,000,000.00	557,733.33	-	557,733.33	-	-	80,000,000.00
M-4	MEZ	40,000,000.00		40,000,000.00	252,755.56	-	252,755.56	-	-	40,000,000.00
LT3-C	39,000,069.33			39,000,069.33	5,742,781.40	66.03	5,742,847.43	-	-	39,000,003.30
LT3-P	100.00			100.00	61,180.61	-	61,180.61	-	-	100.00
R-M4X	-			-	-	-	-	-	-	-

Total	2,400,000,169.33			2,400,000,169.33	12,111,748.96	8,694,219.88	20,805,968.84	-	-	2,391,305,949.45

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	02/06/03	03/24/03	A-Act/360	542514DN1	1,044,000,000.00	1,000.000000	1.932222	3.349746	5.281969	996.650254
A-2	02/06/03	03/24/03	A-Act/360	542514DG6	644,000,000.00	1,000.000000	2.271667	8.069905	10.341572	991.930095
S-1			A-30/360	542514DP6	240,000,000.00	1,000.000000	3.541667	-	3.541667	1,000.000000
S-2			A-30/360	542514DH4	160,000,000.00	1,000.000000	3.541667	-	3.541667	1,000.000000
M-1	02/06/03	03/24/03	A-Act/360	542514DJ0	52,000,000.00	1,000.000000	2.950556	-	2.950556	1,000.000000
M-2	02/06/03	03/24/03	A-Act/360	542514DK7	101,000,000.00	1,000.000000	4.425833	-	4.425833	1,000.000000
M-3	02/06/03	03/24/03	A-Act/360	542514DL5	80,000,000.00	1,000.000000	6.971667	-	6.971667	1,000.000000
M-4	02/06/03	03/24/03	A-Act/360	542514DM3	40,000,000.00	1,000.000000	6.318889	-	6.318889	1,000.000000
LT3-C			A-30/360		39,000,069.33	1,000.000000	147.250543	0.001693	147.252237	999.998307
LT3-P			-		100.00	1,000.000000	611,806.100000	-	611,806.100000	1,000.000000
R-M4X			-		-	-	-	-	-	-

						Page 2 of 28				© COPYRIGHT 2003 Deutsche Bank
	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates
	REMIC III Series 2003-1
	Certificate Payment Report for March 25, 2003 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	1,044,000,000.00	2,017,240.00		2,595,955.03	901,180.10	3,497,135.13	5,514,375.13	-	-	1,040,502,864.87
A-2	644,000,000.00	1,462,953.33		4,465,342.81	731,675.91	5,197,018.72	6,659,972.05	-	-	638,802,981.28
S-1	240,000,000.00	850,000.00		-	-	-	850,000.00	-	-	240,000,000.00
S-2	160,000,000.00	566,666.67		-	-	-	566,666.67	-	-	160,000,000.00
M-1	52,000,000.00	153,428.89		-	-	-	153,428.89	-	-	52,000,000.00
M-2	101,000,000.00	447,009.17		-	-	-	447,009.17	-	-	101,000,000.00
M-3	80,000,000.00	557,733.33		-	-	-	557,733.33	-	-	80,000,000.00
M-4	40,000,000.00	252,755.56		-	-	-	252,755.56	-	-	40,000,000.00
LT3-C	39,000,069.33	5,742,781.40		66.03	-	66.03	5,742,847.43	-	-	39,000,003.30
LT3-P	100.00	61,180.61		-	-	-	61,180.61	-	-	100.00
R-M4X	-	-		-	-	-	-	-	-	-

Total	2,400,000,169.33	12,111,748.96		7,061,363.87	1,632,856.01	8,694,219.88	20,805,968.84	-	-	2,391,305,949.45

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	1.48000%	1,044,000,000.00		2,017,240.00	-	-	-	2,017,240.00	2,017,240.00	-
A-2	1.74000%	644,000,000.00		1,462,953.33	-	-	-	1,462,953.33	1,462,953.33	-
S-1	4.25000%	240,000,000.00		850,000.00	-	-	-	850,000.00	850,000.00	-
S-2	4.25000%	160,000,000.00		566,666.67	-	-	-	566,666.67	566,666.67	-
M-1	2.26000%	52,000,000.00		153,428.89	-	-	-	153,428.89	153,428.89	-
M-2	3.39000%	101,000,000.00		447,009.17	-	-	-	447,009.17	447,009.17	-
M-3	5.34000%	80,000,000.00		557,733.33	-	-	-	557,733.33	557,733.33	-
M-4	4.84000%	40,000,000.00		252,755.56	-	-	-	252,755.56	252,755.56	-
LT3-C	39,000,069.33			5,742,781.40	-	-	-	5,742,781.40	5,742,781.40	-
LT3-P	100.00			61,180.61	-	-	-	61,180.61	61,180.61	-
R-M4X	-			-	-	-	-	-	-	-

Total	2,400,000,169.33			12,111,748.96	-	-	-	############	12,111,748.96	-

						Page 3 of 28				© COPYRIGHT 2003 Deutsche Bank
	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates
	REMIC IV Series 2003-1
	Certificate Payment Report for March 25, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

C	SUB	39,000,069.33		39,000,069.33	5,742,781.40	66.03	5,742,847.43	-	-	39,000,003.30
R-CX	-			-	-	-	-	-	-	-

Total	39,000,069.33			39,000,069.33	5,742,781.40	66.03	5,742,847.43	-	-	39,000,003.30

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

C			A-30/360		39,000,069.33	1,000.000000	147.250543	0.001693	147.252237	999.998307
R-CX			-		-	-	-	-	-	-

						Page 4 of 28				© COPYRIGHT 2003 Deutsche Bank
	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates
	REMIC IV Series 2003-1
	Certificate Payment Report for March 25, 2003 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

C	39,000,069.33	5,742,781.40		-	66.03	66.03	5,742,847.43	-	-	39,000,003.30
R-CX	-	-		-	-	-	-	-	-	-

Total	39,000,069.33	5,742,781.40		-	66.03	66.03	5,742,847.43	-	-	39,000,003.30

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

C	39,000,069.33			5,742,781.40	-	-	-	5,742,781.40	5,742,781.40	-
R-CX	-			-	-	-	-	-	-	-

Total	39,000,069.33			5,742,781.40	-	-	-	5,742,781.40	5,742,781.40	-

						Page 5 of 28				© COPYRIGHT 2003 Deutsche Bank
	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates
	REMIC V Series 2003-1
	Certificate Payment Report for March 25, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

P	EXE	100.00		100.00	61,180.61	-	61,180.61	-	-	100.00
R-PX	-			-	-	-	-	-	-	-

Total	100.00			100.00	61,180.61	-	61,180.61	-	-	100.00

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

P			-		100.00	1,000.000000	611,806.100000	-	611,806.100000	1,000.000000
R-PX			-		-	-	-	-	-	-

						Page 6 of 28				© COPYRIGHT 2003 Deutsche Bank
	Long Beach Mortgage Loan Trust 2003-1
	Mortgage Pass-Through Certificates
	REMIC V Series 2003-1
	Certificate Payment Report for March 25, 2003 Distr